UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2020

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34820 (Commission File Number)	26-0426107 (IRS Employer Identification No.)

9 West 57th Street, Suite 4200 New York, New York (Address of principal executive offices)	10019 (Zip Code)

(212) 750-8300
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.75% Series A Preferred Stock	KKR PR A	New York Stock Exchange
6.50% Series B Preferred Stock	KKR PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

This Current Report on Form 8-K is being filed in connection with the transactions contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) by and among Magnolia Parent LLC (“Parent”) (which is an indirect subsidiary of KKR & Co. Inc. (“KKR”)), Magnolia Merger Sub Limited (“Merger Sub”) (which is a direct subsidiary of Parent), Global Atlantic Financial Group Limited (“Global Atlantic”), Global Atlantic Financial Life Limited (“Life”) (which is owned by Global Atlantic and LAMC LP), LAMC LP, and Goldman Sachs & Co. LLC, solely in its capacity as the Equity Representative.

Pursuant to the Merger Agreement, at the closing, Merger Sub will merge with and into Global Atlantic (the “GA Merger”), with Global Atlantic continuing as the surviving entity and a direct wholly-owned subsidiary of Parent. Immediately following the GA Merger, Life will merge with and into Global Atlantic (together with the GA Merger, the “Mergers”), with Global Atlantic continuing as the surviving entity and a direct wholly-owned subsidiary of Parent.

Item 8.01    Other Events.

The (i) audited consolidated financial statements of Global Atlantic as of and for the years ended December 31, 2019 and 2018 and the notes thereto; (ii) unaudited condensed consolidated financial statements of Global Atlantic as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020 and 2019 and the notes thereto; and (iii) unaudited pro forma consolidated combined financial information of KKR reflecting the Mergers are filed as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated in this Item 8.01 by reference.

(d) Exhibits.

Exhibit No.	Exhibit Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited consolidated financial statements of Global Atlantic Financial Group Limited as of December 31, 2019 and 2018, and for the years ended December 31, 2019 and 2018
99.2	Unaudited condensed consolidated financial statements of Global Atlantic Financial Group Limited as of June 30, 2020 and December 31, 2019 and for the six months ended June 30, 2020 and 2019
99.3	Unaudited pro forma consolidated combined financial information reflecting the Mergers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: August 10, 2020	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Assistant Secretary